                              OPPENHEIMER CAPITAL INCOME FUND
                           Supplement dated April 22, 2008 to the
                             Prospectus dated November 29, 2007

This  supplement  amends the  Prospectus of  Oppenheimer  Capital  Income Fund
(the "Fund"), dated November 29, 2007,  and is in addition to the  supplement dated February 5, 2008. The Prospectus is amended as follows:

1.    The "Average Annual Total Returns" table and accompanying notes beginning at the bottom of page 7 are deleted in their entirety and replaced with the following:

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                                                             10 Years
Average Annual Total Returns                                 (or life of
for the periods ended December 31, 2006   1 Year  5 Years  class, if less)
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Class A Shares (inception 12/1/70)
  Return Before Taxes                      8.54%   6.53%       7.94%
  Return After Taxes on Distributions      7.74%   4.97%       5.75%
  Return After Taxes on Distributions      5.96%   4.80%       5.69%
  and Sale of Fund Shares
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Class B Shares (inception 08/17/93)        9.18%   6.57%       8.07%
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Class C Shares (inception 11/01/95)       13.09%   6.92%       7.71%
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Class N Shares (inception 3/1/01)         13.64%   7.39%       5.91%
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S&P 500 Index (reflects no deduction for  15.78%   6.19%       8.42%
fees, expenses or taxes)                                      4.10%*
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Russell 3000 Value Index (reflects no     22.34%  11.20%      11.11%
deduction for fees, expenses or taxes)                        9.09%*
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  * From 2/28/01.

The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and 2% (5-years); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, Class B "10 years" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the S&P 500
Index, an unmanaged index of equity securities, and the Russell 3000 Value
Index, an unmanaged index of the 3,000 largest U.S. companies with lower price-
to-book ratios and lower forecasted growth values. The indices performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

2.    The section titled "About the Fund's Investments - Other Investment
Strategies" is amended by adding the following after the paragraph titled
Portfolio Turnover" on page 15 of the Prospectus.

          Loans of  Portfolio  Securities.  The  Fund  may  loan  its  portfolio securities to brokers, dealers and financial institutions to provide income or for liquidity.  The Fund has entered into a securities lending agreement with JPMorgan Chase Bank,  N.A.  ("JPMorgan")  for that purpose.  Under the agreement,  JPMorgan  will  generally  bear the risk  that a  borrower  may default on its  obligation  to return loaned  securities.  The Fund will be responsible for risks  associated  with the investment of cash  collateral, however,  including  the risk of a default  by an issuer of a  security  in which cash  collateral  has been  invested.  The Fund may lose money if the value of an investment purchased with cash collateral decreases. The Fund's
     portfolio   loans  must  comply  with  the   collateralization   and  other
     requirements  of the Fund's  securities  lending  agreement and  applicable government  regulations.  The Fund limits loans of portfolio  securities to not more than 25% of its net assets.

April 22, 2008                                                    PS0300.035